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                                                                Exhibit 10.13(i)


                  SECOND AMENDMENT TO TAX ALLOCATION AGREEMENT


WHEREAS, PDV America, Inc. ("PDV America"), a corporation organized and existing under the laws of the state of Delaware, VPHI Midwest, Inc. ("VPHI"), a corporation organized and existing under the laws of the state of Delaware, CITGO Petroleum Corporation ("CITGO"), a corporation organized and existing under the laws of the state of Delaware and PDV USA, Inc. ("PDV USA"), a corporation organized and existing under the laws of the state of Delaware have entered into a Tax Allocation Agreement (the "Agreement") dated June 24, 1993 for the purposes of allocating the consolidated federal income tax liability of the PDV America Group (as defined in the Agreement);

WHEREAS, PDV Holding, Inc. ("PDV Holding"), a corporation organized and existing under the laws of the state of Delaware, became, effective January 1, 1997, the common parent corporation of the PDV America group in a transaction that is treated as a "reverse acquisition" within the meaning of Treasury Regulation
Section 1.1502-75(d)(3);

WHEREAS, PDV Chalmette, Inc. ("PDV Chalmette"), a corporation organized and existing under the laws of the state of Delaware, became, effective October 17, 1997, a member of the affiliated group of corporations, as defined in Section 1504(a) of the Code (as defined in the Agreement), of which PDV Holding is the common parent;

WHEREAS, PDV Sweeny, Inc. ("PDV Sweeny"), a corporation organized and existing under the laws of the state of Delaware, became, effective August 21, 1998, a member of the affiliated group of corporations, as defined in Section 1504(a) of the Code (as defined in the Agreement), of which PDV Holding is the common parent;

WHEREAS, PDV Texas, Inc. ("PDV Texas"), a corporation organized and existing under the laws of the state of Delaware, became, effective August 21, 1998, a member of the affiliated group of corporations, as defined in Section 1504(a) of the Code (as defined in the Agreement), of which PDV Holding is the common parent;

WHEREAS, Section 12 of the Agreement (as amended by First Amendment to Tax Allocation Agreement), Survival of the Group, anticipates a reverse acquisition and the insertion of a new common parent corporation and provides therefore for the continuation of the Agreement with the new common parent assuming all the benefits and responsibilities of PDV America, the original common parent; and,

WHEREAS, the parties to the Agreement desire to revoke certain provisions of the First Amendment to Tax Allocation Agreement effective January 1, 1997.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                                                Exhibit 10.13(i)


          1. Section 12 of the Agreement (as amended by First Amendment to Tax Allocation Agreement), Survival of the Group, is hereby invoked effective as of January 1, 1997 with PDV Holding becoming the common parent and, therefore, PDV Holding is hereby substituted for PDV America wherever it appears in the Agreement. PDV Holding will receive all the benefits and assume all the liabilities that PDV America, as common parent, would have received or borne under the Agreement, had there been no change in the common parent of the PDV America Group. As common parent, PDV Holding hereby agrees to be bound by all the terms and conditions of the Agreement.

          2. PDV America, no longer the common parent of the affiliated group, will, effective January 1, 1997, become a member under the Agreement as that term is defined in Section 1(a) of the Agreement. As a member, PDV America hereby agrees to be bound by all the terms and conditions of the Agreement.

          3. PDV Chalmette will, effective October 17, 1997, become a member under the Agreement as that term is defined in Section 1(a) of the Agreement. As a member, PDV Chalmette hereby agrees to be bound by all the terms and conditions of the Agreement.

          4. PDV Sweeny will, effective August 21, 1998, become a member under the Agreement as that term is defined in Section 1(a) of the Agreement. As a member, PDV Sweeny hereby agrees to be bound by all the terms and conditions of the Agreement.

          5. PDV Texas will, effective August 21, 1998, become a member under the Agreement as that term is defined in Section 1(a) of the Agreement. As a member, PDV Texas hereby agrees to be bound by all the terms and conditions of the Agreement.

          6. The affiliated group of corporations consisting of PDV Holding, PDV Chalmette, PDV Sweeny, PDV Texas, PDV America, VPHI, PDV USA and CITGO will hereafter be referred to as the PDV Holding Group for all purposes of the Agreement.

          7. Sections 8(a) and (b) of the Agreement (as amended by First Amendment to Tax Allocation Agreement) are hereby revoked effective January 1, 1997. Therefore, no reclassification entries (as required by Section 8(a) and (b)) will be made for any and all tax years subsequent to the 1996 tax year.

          8. The reclassifications previously recorded between CITGO and PDV America for those years in which PDV America was the common parent (i.e., tax years 1992 through 1996) will remain as recorded until required to be reversed as

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                                                                Exhibit 10.13(i)


              described in Section 8(c) of the Agreement (as amended by First Amendment to Tax Allocation Agreement).

          9. The non-cash contribution recorded in December 1998 related to the 1997 tax year will be reversed, consistent with the revocation of Sections 8 (a) and (b) as discussed above.

          10. The non-cash dividend recorded in December 1999 related to the 1998 tax year will be reversed, consistent with the revocation of Sections 8 (a) and (b) as discussed above.


IN WITNESS WHEREOF, the parties duly execute this amendment as of the date first written above.

                                             PDV Holding, Inc.

                                             By: /s/ CARLOS JORDA
                                                 -------------------------------

                                             PDV Chalmette, Inc.

                                             By: /s/ ALEXANDER CARDENAS
                                                 -------------------------------

                                             PDV Sweeny, Inc.

                                             By: /s/ JULIAN FLESZCZYNSKI
                                                 -------------------------------

                                             PDV Texas, Inc.

                                             By: /s/ LUIS R. CENTENO
                                                 -------------------------------

                                             PDV America, Inc.

                                             By: /s/ LUIS R. CENTENO
                                                 -------------------------------

                                             VPHI Midwest, Inc.

                                             By: /s/ JOSE I. MORENO
                                                 -------------------------------

                                             PDV USA, Inc.

                                             By: /s/ JOSE I. MORENO
                                                 -------------------------------

                                             CITGO Petroleum Corporation

                                             By: /s/ D. JEANNE STURGES
                                                 -------------------------------